Principal Variable Contracts Funds, Inc.
Supplement dated October 9, 2018
to the Prospectus dated May 1, 2018
(as supplemented on June 18, 2018, July 13, 2018, and September 17, 2018)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX ACCOUNT
Effective on or about January 2, 2019, in the Management section, under Sub-Advisors, delete BNY Mellon Asset Management North America Corporation and replace with Mellon Corporation.

SUMMARY FOR DIVERSIFIED BALANCED VOLATILITY CONTROL ACCOUNT
SUMMARY FOR DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT
SUMMARY FOR LARGECAP S&P 500 INDEX ACCOUNT
SUMMARY FOR LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Effective October 15, 2018, in the Management section, under Investment Advisor and Portfolio Managers, delete Thomas L. Kruchten, and add the following to the alphabetical list of portfolio managers:
Aaron J. Siebel (since 2018), Portfolio Manager

MANAGEMENT OF THE FUND
Effective October 15, 2018, in The Manager and Advisor section, delete Thomas L. Kruchten.
Effective October 15, 2018, in The Manager and Advisor section, add the following to the alphabetical list of portfolio managers:
Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa.
Effective on or about January 2, 2019, in The Sub-Advisors section, delete references to BNY Mellon Asset Management North America Corporation and replace with the following:

Sub-Advisor:	Mellon Corporation (“Mellon”), BNY Mellon Center, One Boston Place, Boston, MA 02108, is a multi-asset investment adviser providing clients with a wide range of investment solutions.

Account:	Bond Market Index

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